UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41349	85-3475290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

106 Glendale Drive, Suite A,
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 906-8363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each warrant exercisable for one share of the Registrant's common stock at an exercise price of $2.08	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On April 19, 2024, Dakota Gold Corp. or its wholly owned Canadian subsidiary Dakota Gold (Canada) Services Corp. (collectively, the "Company") entered into new employment agreements with Jonathan Awde, the Company's President & Chief Executive Officer, Gerald Aberle, the Company's Chief Operating Officer, Patrick Malone, the Company's Senior Vice President and Chief Administrative Officer, Shawn Campbell, the Company's Chief Financial Officer, and James Berry, the Company's Vice President of Exploration, all as more particularly described below.

CEO Employment Agreement

The Company entered into an employment agreement with its President and Chief Executive Officer, Mr. Awde, effective as of April 19, 2024 (the "Awde Agreement"), pursuant to which agreement he will receive an annual base salary of at least $310,000. Pursuant to the terms and conditions of the Awde Agreement, Mr. Awde will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company (the "Board") with a target bonus opportunity of 60% of Mr. Awde's annual base salary and (ii) to participate in the Company's securities-based compensation plans, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the Awde Agreement, if the Company terminates Mr. Awde without cause or Mr. Awde resigns for good reason, then Mr. Awde will be entitled to receive: (i) any Accrued Benefits (as defined in the Awde Agreement) and, (ii) subject to Mr. Awde's continued compliance with certain obligations of the Awde Agreement, (A) a pro-rated estimated annual bonus payment for the year of termination earned up to the termination date and (B) a lump-sum payment in an amount equal to (1) two times (2x) Mr. Awde's then current annual base salary and (2) two times (2x) an annual bonus deemed to be 75% of Mr. Awde's then current annual base salary. Under the terms of the Awde Agreement, Mr. Awde may only terminate the agreement for "good reason" if one of the events specified in the agreement occurs within three months prior to, or within 12 months after, a change of control. If the Company terminates Mr. Awde for cause or Mr. Awde resigns without good reason, then Mr. Awde is only entitled to receive certain Accrued Benefits. Any other termination of the agreement by Mr. Awde will not trigger the severance payments described above. In addition, any stock options or other incentive equity awards held by Mr. Awde will fully vest as of the date of such termination.

The foregoing description is not a complete description of the Awde Agreement and is qualified in its entirety by reference to the full text of the Awde Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated by reference in this Item 5.02.

COO Employment Agreement

The Company entered into an employment agreement with its Chief Operating Officer, Mr. Aberle, effective as of April 19, 2024 (the "Aberle Agreement"), pursuant to which agreement he will receive an annual base salary of at least $285,000. Pursuant to the terms and conditions of the Aberle Agreement, Mr. Aberle will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 60% of Mr. Aberle's annual base salary and (ii) to participate in the Company's securities-based compensation plans, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the Aberle Agreement, if the Company terminates Mr. Aberle without cause or Mr. Aberle resigns for good reason, then Mr. Aberle will be entitled to receive: (i) any Accrued Benefits (as defined in the Aberle Agreement) and, (ii) subject to Mr. Aberle's continued compliance with certain obligations of the Aberle Agreement, (A) a pro-rated estimated annual bonus payment for the year of termination earned up to the termination date and (B) a lump-sum payment in an amount equal to (1) two times (2x) Mr. Aberle's then current annual base salary and (2) two times (2x) an annual bonus deemed to be 75% of Mr. Aberle's then current annual base salary. Under the terms of the Aberle Agreement, Mr. Aberle may only terminate the agreement for "good reason" if one of the events specified in the agreement occurs within three months prior to, or within 12 months after, a change of control. If the Company terminates Mr. Aberle for cause or Mr. Aberle resigns without good reason, then Mr. Aberle is only entitled to receive certain Accrued Benefits. Any other termination of the agreement by Mr. Aberle will not trigger the severance payments described above. In addition, any stock options or other incentive equity awards held by Mr. Aberle will fully vest as of the date of such termination.

The foregoing description is not a complete description of the Aberle Agreement and is qualified in its entirety by reference to the full text of the Aberle Agreement, a copy of which is attached hereto as Exhibit 10.2, and which is incorporated by reference in this Item 5.02.

SVP & CAO Employment Agreement

The Company entered into an employment agreement with its Senior Vice President and Chief Administrative Officer, Mr. Malone, effective as of April 19, 2024 (the "Malone Agreement"), pursuant to which agreement he will receive an annual base salary of at least $275,000. Pursuant to the terms and conditions of the Malone Agreement, Mr. Malone will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 50% of Mr. Malone's annual base salary and (ii) to participate in the Company's securities-based compensation plans, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the Malone Agreement, if the Company terminates Mr. Malone without cause or Mr. Malone resigns for good reason, then Mr. Malone will be entitled to receive: (i) any Accrued Benefits (as defined in the Malone Agreement) and, (ii) subject to Mr. Malone's continued compliance with certain obligations of the Malone Agreement, (A) a pro-rated estimated annual bonus payment for the year of termination earned up to the termination date and (B) a lump-sum payment in an amount equal to (1) one and a half times (1.5x) Mr. Malone's then current annual base salary and (2) one and a half times (1.5x) an annual bonus deemed to be 75% of Mr. Malone's then current annual base salary. Under the terms of the Malone Agreement, Mr. Malone may only terminate the agreement for "good reason" if one of the events specified in the agreement occurs within three months prior to, or within 12 months after, a change of control. If the Company terminates Mr. Malone for cause or Mr. Malone resigns without good reason, then Mr. Malone is only entitled to receive certain Accrued Benefits. Any other termination of the agreement by Mr. Malone will not trigger the severance payments described above. In addition, any stock options or other incentive equity awards held by Mr. Malone will fully vest as of the date of such termination.

The foregoing description is not a complete description of the Malone Agreement and is qualified in its entirety by reference to the full text of the Malone Agreement, a copy of which is attached hereto as Exhibit 10.3, and which is incorporated by reference in this Item 5.02.

CFO Employment Agreement

The Company entered into an employment agreement with its Chief Financial Officer, Mr. Campbell, effective as of April 19, 2024 (the "Campbell Agreement"), pursuant to which agreement he will receive an annual base salary of at least $225,000. Pursuant to the terms and conditions of the Campbell Agreement, Mr. Campbell will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 50% of Mr. Campbell's annual base salary and (ii) to participate in the Company's securities-based compensation plans, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the Campbell Agreement, if the Company terminates Mr. Campbell without cause or Mr. Campbell resigns for good reason, then Mr. Campbell will be entitled to receive: (i) any Accrued Benefits (as defined in the Campbell Agreement) and, (ii) subject to Mr. Campbell's continued compliance with certain obligations of the Campbell Agreement, (A) a pro-rated estimated annual bonus payment for the year of termination earned up to the termination date and (B) a lump-sum payment in an amount equal to (1) one and a half times (1.5x) Mr. Campbell's then current annual base salary and (2) one and a half times (1.5x) an annual bonus deemed to be 75% of Mr. Campbell's then current annual base salary. Under the terms of the Campbell Agreement, Mr. Campbell may only terminate the agreement for "good reason" if one of the events specified in the agreement occurs within three months prior to, or within 12 months after, a change of control. If the Company terminates Mr. Campbell for cause or Mr. Campbell resigns without good reason, then Mr. Campbell is only entitled to receive certain Accrued Benefits. Any other termination of the agreement by Mr. Campbell will not trigger the severance payments described above. In addition, any stock options or other incentive equity awards held by Mr. Campbell will fully vest as of the date of such termination.

The foregoing description is not a complete description of the Campbell Agreement and is qualified in its entirety by reference to the full text of the Campbell Agreement, a copy of which is attached hereto as Exhibit 10.4, and which is incorporated by reference in this Item 5.02.

Vice President of Exploration Employment Agreement

The Company entered into an employment agreement with its Vice President of Exploration, Mr. Berry, effective as of April 19, 2024 (the "Berry Agreement"), pursuant to which agreement he will receive an annual base salary of at least $225,000. Pursuant to the terms and conditions of the Berry Agreement, Mr. Berry will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 50% of Mr. Berry's annual base salary and (ii) to participate in the Company's securities-based compensation plans, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the Berry Agreement, if the Company terminates Mr. Berry without cause or Mr. Berry resigns for good reason, then Mr. Berry will be entitled to receive: (i) any Accrued Benefits (as defined in the Berry Agreement) and, (ii) subject to Mr. Berry's continued compliance with certain obligations of the Berry Agreement, (A) a pro-rated estimated annual bonus payment for the year of termination earned up to the termination date and (B) a lump-sum payment in an amount equal to (1) one and a half times (1.5x) Mr. Berry's then current annual base salary and (2) one and a half times (1.5x) an annual bonus deemed to be 75% of Mr. Berry's then current annual base salary. Under the terms of the Berry Agreement, Mr. Berry may only terminate the agreement for "good reason" if one of the events specified in the agreement occurs within three months prior to, or within 12 months after, a change of control. If the Company terminates Mr. Berry for cause or Mr. Berry resigns without good reason, then Mr. Berry is only entitled to receive certain Accrued Benefits. Any other termination of the agreement by Mr. Berry will not trigger the severance payments described above. In addition, any stock options or other incentive equity awards held by Mr. Berry will fully vest as of the date of such termination.

The foregoing description is not a complete description of the Berry Agreement and is qualified in its entirety by reference to the full text of the Berry Agreement, a copy of which is attached hereto as Exhibit 10.5, and which is incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, effective as of April 19, 2024, by and between Dakota Gold (Canada) Services Corp. and Jonathan Awde
10.2	Employment Agreement, effective as of April 19, 2024, by and between Dakota Gold Corp. and Gerald Aberle
10.3	Employment Agreement, effective as of April 19, 2024, by and between Dakota Gold Corp. and Patrick Malone
10.4	Employment Agreement, effective as of April 19, 2024, by and between Dakota Gold (Canada) Services Corp. and Shawn Campbell
10.5	Employment Agreement, effective as of April 19, 2024, by and between Dakota Gold Corp. and James Berry
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer

Date:  April 24, 2024